SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 1, 2004

(Date of earliest event reported)

GUITAR CENTER, INC.

(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	95-4600862
(State or Other Jurisdiction of incorporation)	000-22207	(I.R.S. Employer Identification No.)

5795 Lindero Canyon Road
Westlake Village, California  91362

(Address of Principal Executive Offices, including zip code)

(818) 735-8800

(Registrant’s telephone number, including area code)

Item 5.  Other Events.

On July 1, 2004, Guitar Center, Inc., a Delaware corporation (the “Registrant”), issued a press release relating to the convertibility of its 4.0% Senior Convertible Notes due 2013, and the related treatment of such notes for financial reporting purposes, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1         Press release dated July 1, 2004 regarding the Registrant’s outstanding 4.0% Senior Convertible Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.

Date: July 1, 2004	By	/s/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 1, 2004 regarding the Registrant’s outstanding 4.0% Senior Convertible Notes.